UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

CLEARBRIDGE

SMALL CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective October 1, 2013, the Fund will be open for purchases and incoming exchanges only by existing Fund shareholders and relationships with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2015.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	ClearBridge Small Cap Growth Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014, the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Small Cap Growth Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Small Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Our investment style emphasizes small U.S. companies with what we believe to be strong growth potential. In conjunction with research resources at ClearBridge Investments, LLC, the Fund’s subadviser, we take a flexible approach designed to identify attractively valued securities. Some of the sought characteristics include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Strong growth prospects driven by product or service innovation

•	Durable barriers to competitive entry

•	Appropriate capital availability and leverage

We generally use a concentrated “bottom-up” approach when selecting securities for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. We use a growth-oriented investment style, that emphasizes small U.S. companies. The Fund may invest up to 20% of its net assets in equity securities of companies that are not considered small capitalization companies. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt, when we believe that their total return potential equals or exceeds the potential return of equity securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices managed to deliver positive results during the twelve-month period ended October 31, 2015, with larger capitalization stocks outperforming smaller stocks. Monetary stimulus from the Federal Reserve Board (“Fed”)i, in the form of a continued zero-interest rate policy, combined with a steadily improving job market, sharply lower commodity prices and solid corporate earnings provided enough support to overcome global growth concerns that led to a 10% correction for the S&P 500 Indexii toward the end of the reporting period.

Equity markets, and small-cap stocks in particular, started the fiscal year strongly, shrugging off the negative sentiment related to a sharp drop in oil prices. The outperformance of small-caps continued through a volatile first quarter of 2015, with the biotech segment of the Health Care sector showing especially relative strength. Stocks were supported by continued accommodation from the Fed as concerns about a lack of wage growth and the effects of a strengthening U.S. dollar increased the likelihood that the central bank would push back its first interest rate increase to later in the year. Markets also got a lift from an ongoing economic recovery led by solid job creation and consumer spending.

Geopolitics impacted market performance in the second quarter of 2015, leading to muted returns with small-caps again leading the way. Equities traded in a tight range during the quarter, with direction dictated primarily by the Fed’s comments on the economy and its timetable for raising interest rates as well as the latest news on

ClearBridge Small Cap Growth Fund 2015 Annual Report	1

Fund overview (cont’d)

the Greek debt crisis. Stocks sold off in late June after the failure of Greece to reach a bailout agreement with its creditors. Greece overshadowed mostly positive U.S. economic news on the jobs and housing fronts.

Stock market volatility spiked during the third quarter of 2015, ratcheting higher in August, after an extended period of calm due to global growth concerns centered in China and other non-U.S. economies. China’s decision to devalue the yuan caused sharp declines for the country’s main stock market index, the Shanghai Stock Exchange Composite Indexiii, and raised fears about the severity of the slowdown in the world’s second largest economy. Crude oil dropped below $40 per barrel for the first time since 2009, signaling that commodities continue to face a supply/demand imbalance, and stoking deflation fears in some regions. The Fed cited global market turmoil in its September decision to delay raising interest rates, further hurting investor sentiment and extending the sell-off. These growth headwinds led to sharp losses across all global equity markets and led to an 11.9% third-quarter loss for the small-cap Russell 2000 Indexiv.

Stocks rallied to end the reporting period, with the S&P 500 Index gaining 8.4% in October to finish the fiscal year 5.20% higher. The Russell 2000 Index added 5.6% during the month of October to finish the year up 0.34%.

Q. How did we respond to these changing market conditions?

A. Biotech stocks were once again the top performers in the Fund’s unmanaged benchmark, the Russell 2000 Growth Indexv, and materially impacted the Fund’s returns relative to the benchmark. Biotechs in the benchmark gained 15.5% during the reporting period, compared to a return of 3.52% for the overall benchmark.

The Fund failed to participate in those gains due to our decision not to own early stage biotech stocks. We have avoided the sector due to the considerable risk for selective returns. While we are enamored by the scientific discovery and potential breakthrough treatments being developed, we prefer investing in profitable companies that benefit from the growth of the biotech and broader pharmaceutical sector, including contract research organizations and analytics companies.

We remain confident that high-quality smaller companies with positive cash flows that are targeting large addressable markets have substantial room for growth. We are dissatisfied with the Fund’s performance over the past year. However, we are steadfastly maintaining our risk-aware discipline and believe our long-term orientation toward software, health care, technology/services and other high-quality growth companies will be rewarded. The capitulation levels of selling seen recently may help solidify a transition away from low-quality companies leading the market to better relative performance by stocks with stronger fundamentals. The downturn has caused the valuations of many small-cap stocks to become considerably more attractive. We are selectively exploiting good entry points to add to existing holdings or make new investments in companies that represent good business opportunities and new areas of growth for the Fund.

Performance review

For the twelve months ended October 31, 2015, Class A shares of ClearBridge Small

2	ClearBridge Small Cap Growth Fund 2015 Annual Report

Cap Growth Fund, excluding sales charges, returned -1.60%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Index, returned 3.52% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned 1.83% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[2]	-4.72%	-1.36%
Class A	-4.87%	-1.60%
Class B3	-5.33%	-2.61%
Class C	-5.20%	-2.29%
Class FI	-4.88%	-1.60%
Class R	-4.98%	-1.85%
Class I	-4.73%	-1.28%
Class IS	-4.64%	-1.14%
Russell 2000 Growth Index	-3.47%	3.52%
Lipper Small-Cap Growth Funds Category Average[1]	-3.94%	1.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.20%, 1.26%, 2.27%, 1.99%, 1.26%, 1.51%, 0.91% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 568 funds for the six-month period and among the 551 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Small Cap Growth Fund 2015 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in four of the nine sectors in which it was invested over the period (among ten sectors in total), with the greatest contributions to returns coming from the Information Technology (“IT”) sector. Relative to the benchmark, overall sector allocation contributed to performance for the period. In particular, an overweight to the IT sector and underweight to the Energy sector helped relative performance as did stock selection in the Materials and Financials sectors.

Leading individual stock contributors included positions in Imperva Inc., Fortinet Inc. and MAXIMUS, Inc., all in the IT sector, Core-Mark Holding Company Inc., in the Consumer Discretionary sector and Orbital ATK Inc., in the Industrials sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance for the year. In particular, the Fund’s stock selection in the IT, Health Care and Industrials sectors detracted the most from relative performance. An underweight to the Health Care sector, which outperformed the benchmark, also hurt performance.

The leading detractors from performance for the period included Lumber Liquidators Holdings Inc., in the Consumer Discretionary sector, Chart Industries Inc., in the Industrials sector, Barracuda Networks, Inc. and Zillow Group Inc., both in the IT sector and Fresh Market Inc., in the Consumer Staples sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. A number of Fund positions were bought and sold over the course of the period. The largest additions to the Fund’s portfolio were INC Research Holdings Inc., Cambrex Corp. and Novadaq Technologies Inc., all in the Health Care sector, as well as LifeLock Inc. and Gentherm Inc., both in the Consumer Discretionary sector. The largest positions closed during the period were Bally Technologies Inc. and Lumber Liquidators Holdings Inc., both in the Consumer Discretionary sector, Tableau Software, Inc. in the IT sector and Fresh Market Inc. in the Consumer Staples sector. Meanwhile, Fund holding Trulia was acquired by Zillow Group, Inc., which we continue to own. In addition, Orbital Sciences Corp. merged with Alliant Techsystems to form Orbital ATK Inc. now one of the Fund’s largest holdings.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 10, 2015

4	ClearBridge Small Cap Growth Fund 2015 Annual Report

RISKS: Equity securities are subject to price fluctuation. Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: Lions Gate Entertainment Corp. (2.7%), ICON PLC (2.6%), athenahealth Inc. (2.6%), Casey’s General Stores Inc. (2.5%), Orbital ATK Inc. (2.5%), MAXIMUS Inc. (2.5%), Monro Muffler Brake Inc. (2.4%), Medidata Solutions Inc. (2.4%), Core-Mark Holding Co. Inc. (2.3%) and Solarwinds Inc. (2.2%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Information Technology (39.4%), Health Care (19.9%), Consumer Discretionary (13.7%), Industrials (12.9%) and Financials (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ClearBridge Small Cap Growth Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Small Cap Growth Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-4.72%	$1,000.00	$952.80	0.96%	$4.73	Class 1	5.00%	$1,000.00	$1,020.37	0.96%	$4.89
Class A	-4.87	1,000.00	951.30	1.25	6.15	Class A	5.00	1,000.00	1,018.90	1.25	6.36
Class B	-5.33	1,000.00	946.70	2.22	10.89	Class B	5.00	1,000.00	1,014.01	2.22	11.27
Class C	-5.20	1,000.00	948.00	1.93	9.48	Class C	5.00	1,000.00	1,015.48	1.93	9.80
Class FI	-4.88	1,000.00	951.20	1.23	6.05	Class FI	5.00	1,000.00	1,019.00	1.23	6.26
Class R	-4.98	1,000.00	950.20	1.51	7.42	Class R	5.00	1,000.00	1,017.59	1.51	7.68
Class I	-4.73	1,000.00	952.70	0.91	4.48	Class I	5.00	1,000.00	1,020.62	0.91	4.63
Class IS	-4.64	1,000.00	953.60	0.78	3.84	Class IS	5.00	1,000.00	1,021.27	0.78	3.97

ClearBridge Small Cap Growth Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Small Cap Growth Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/15	-1.36%	-1.60%	-2.61%	-2.29%	-1.60%	-1.85%	-1.28%	-1.14%
Five Years Ended 10/31/15	13.15	12.96	11.82	12.08	12.96	12.73	13.42	13.52
Ten Years Ended 10/31/15	N/A	8.77	7.95	7.86	N/A	N/A	9.23	N/A
Inception* through 10/31/15	8.35	—	—	—	7.79	7.62	—	9.92

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/15	-1.36%	-7.24%	-7.25%	-3.23%	-1.60%	-1.85%	-1.28%	-1.14%
Five Years Ended 10/31/15	13.15	11.64	11.69	12.08	12.96	12.73	13.42	13.52
Ten Years Ended 10/31/15	N/A	8.13	7.95	7.86	N/A	N/A	9.23	N/A
Inception* through 10/31/15	7.24	—	—	—	7.79	7.62	—	9.92

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 3/2/07 through 10/31/15)	100.43%
Class A (10/31/05 through 10/31/15)	131.87
Class B (10/31/05 through 10/31/15)	114.95
Class C (10/31/05 through 10/31/15)	113.09
Class FI (Inception date of 12/20/07 through 10/31/15)	80.41
Class R (Inception date of 12/28/06 through 10/31/15)	91.48
Class I (10/31/05 through 10/31/15)	141.83
Class IS (Inception date of 8/4/08 through 10/31/15)	98.44

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are March 2, 2007, July 1, 1998, July 1, 1998, July 1, 1998, December 20, 2007, December 28, 2006, November 1, 2004 and August 4, 2008, respectively.

ClearBridge Small Cap Growth Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on October 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Small Cap Growth Fund 2015 Annual Report

Schedule of investments

October 31, 2015

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 13.6%
Auto Components — 1.5%
Fox Factory Holding Corp.	1,008,163	$17,894,893	*
Gentherm Inc.	575,708	28,301,806	*
Total Auto Components		46,196,699
Distributors — 2.3%
Core-Mark Holding Co. Inc.	916,094	74,469,281
Diversified Consumer Services — 1.0%
LifeLock Inc.	2,267,620	31,769,356	*
Hotels, Restaurants & Leisure — 2.3%
Buffalo Wild Wings Inc.	372,195	57,418,523	*
Noodles & Co.	1,071,263	15,822,554	*
Total Hotels, Restaurants & Leisure		73,241,077
Media — 2.7%
Lions Gate Entertainment Corp.	2,224,557	86,690,986
Specialty Retail — 3.8%
Hibbett Sports Inc.	925,177	31,604,046	*
Monro Muffler Brake Inc.	1,025,093	76,031,148
Stage Stores Inc.	1,240,491	12,069,978
Total Specialty Retail		119,705,172
Total Consumer Discretionary		432,072,571
Consumer Staples — 2.5%
Food & Staples Retailing — 2.5%
Casey’s General Stores Inc.	741,007	78,709,764
Energy — 1.4%
Energy Equipment & Services — 1.4%
Newpark Resources Inc.	3,426,118	19,391,828	*
TETRA Technologies Inc.	3,607,417	24,313,990	*
Total Energy		43,705,818
Financials — 9.3%
Banks — 3.9%
SVB Financial Group	505,859	61,750,208	*
Western Alliance Bancorp	1,736,014	62,062,501	*
Total Banks		123,812,709
Capital Markets — 3.3%
Financial Engines Inc.	1,590,266	51,142,955
WisdomTree Investments Inc.	2,782,724	53,511,782
Total Capital Markets		104,654,737

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	11

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Insurance — 1.0%
American Equity Investment Life Holding Co.	1,181,087	$30,330,314
Real Estate Management & Development — 1.1%
Jones Lang LaSalle Inc.	218,733	36,464,978
Total Financials		295,262,738
Health Care — 19.9%
Biotechnology — 1.4%
Acorda Therapeutics Inc.	870,596	31,376,280	*
MiMedx Group Inc.	1,615,840	11,763,315	*
Total Biotechnology		43,139,595
Health Care Equipment & Supplies — 4.3%
Endologix Inc.	2,168,617	18,519,989	*
Insulet Corp.	1,862,653	55,693,325	*
Integra LifeSciences Holdings Corp.	587,424	34,992,848	*
Novadaq Technologies Inc.	1,786,639	23,315,639	*
Penumbra Inc.	111,278	4,120,624	*
Total Health Care Equipment & Supplies		136,642,425
Health Care Providers & Services — 2.5%
Diplomat Pharmacy Inc.	874,217	24,574,240	*
Mednax Inc.	647,795	45,650,113	*
Surgery Partners Inc.	601,718	10,120,897	*
Total Health Care Providers & Services		80,345,250
Health Care Technology — 5.4%
athenahealth Inc.	531,446	81,018,943	*
Medidata Solutions Inc.	1,765,767	75,927,981	*
Vocera Communications Inc.	1,216,508	14,318,299	*
Total Health Care Technology		171,265,223
Life Sciences Tools & Services — 4.7%
Cambrex Corp.	560,369	25,760,163	*
ICON PLC	1,272,119	81,250,241	*
INC Research Holdings Inc., Class A Shares	988,875	41,245,976	*
Total Life Sciences Tools & Services		148,256,380
Pharmaceuticals — 1.6%
Pacira Pharmaceuticals Inc.	994,242	49,662,388	*
Total Health Care		629,311,261
Industrials — 12.9%
Aerospace & Defense — 2.5%
Orbital ATK Inc.	917,592	78,564,227

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2015 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Air Freight & Logistics — 0.9%
XPO Logistics Inc.	1,038,216	$28,820,876	*
Building Products — 2.1%
Trex Co. Inc.	1,664,204	65,020,450	*(a )
Commercial Services & Supplies — 2.3%
Copart Inc.	1,077,093	39,001,538	*
US Ecology Inc.	896,844	35,165,253
Total Commercial Services & Supplies		74,166,791
Machinery — 3.8%
Chart Industries Inc.	1,029,555	17,698,051	*
IDEX Corp.	685,490	52,618,212
Tennant Co.	883,185	51,154,075
Total Machinery		121,470,338
Professional Services — 0.4%
RPX Corp.	964,819	13,739,023	*
Trading Companies & Distributors — 0.9%
H&E Equipment Services Inc.	1,444,153	27,886,594
Total Industrials		409,668,299
Information Technology — 38.7%
Electronic Equipment, Instruments & Components — 5.0%
FEI Co.	904,137	65,269,650
MTS System Corp.	634,550	41,899,336
OSI Systems Inc.	602,914	51,959,129	*
Total Electronic Equipment, Instruments & Components		159,128,115
Internet Software & Services — 11.4%
comScore Inc.	1,060,123	45,352,062	*
Cornerstone OnDemand Inc.	1,382,826	43,559,019	*
Cvent Inc.	740,557	23,409,007	*
Envestnet Inc.	835,489	24,947,701	*
GrubHub Inc.	722,141	17,316,941	*
LivePerson Inc.	3,035,177	23,674,381	*(a)
Marketo Inc.	2,011,581	59,200,829	*
MercadoLibre Inc.	390,067	38,370,891
New Relic Inc.	170,081	6,743,712	*
OPOWER Inc.	1,074,683	10,370,691	*
Wix.com Ltd.	519,947	11,501,228	*
XO Group Inc.	688,972	10,424,146	*
Zillow Group Inc., Class A Shares	527,477	16,251,566	*
Zillow Group Inc., Class C Shares	1,070,864	29,652,224	*
Total Internet Software & Services		360,774,398

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Small Cap Growth Fund

Security	Shares	Value
IT Services — 3.3%
Cardtronics Inc.	740,067	$25,532,312	*
MAXIMUS Inc.	1,143,707	78,000,817
Total IT Services		103,533,129
Semiconductors & Semiconductor Equipment — 3.5%
Integrated Device Technology Inc.	2,055,435	52,413,592	*
Monolithic Power Systems Inc.	749,829	46,804,326
Ultratech Inc.	824,585	12,888,264	*
Total Semiconductors & Semiconductor Equipment		112,106,182
Software — 15.5%
Aspen Technology Inc.	1,482,752	61,371,105	*
Barracuda Networks Inc.	1,843,141	35,351,444	*
BroadSoft Inc.	1,168,513	37,357,361	*
Fortinet Inc.	1,833,264	62,990,951	*
HubSpot Inc.	332,888	17,270,229	*
Imperva Inc.	891,487	62,956,812	*
MINDBODY Inc., Class A Shares	991,850	15,512,534	*(a)
Monotype Imaging Holdings Inc.	1,509,025	41,256,744
Qualys Inc.	1,080,639	38,168,170	*
SolarWinds Inc.	1,181,136	68,541,322	*
Varonis Systems Inc.	480,073	7,666,766	*
Verint Systems Inc.	910,921	43,341,621	*
Total Software		491,785,059
Total Information Technology		1,227,326,883
Materials — 1.2%
Chemicals — 1.2%
Balchem Corp.	558,031	38,113,517
Total Common Stocks (Cost — $2,462,980,778)		3,154,170,851
Preferred Stocks — 0.8%
Consumer Discretionary — 0.1%
Media — 0.1%
Turn Inc., Series E Shares	878,957	4,113,519	(b)(c) (d)
Information Technology — 0.7%
Software — 0.7%
AppDynamics Inc., Series E Shares	690,354	9,216,226	(b)(c)(d)
Datastax Inc.	891,687	4,253,347	(b)(c)(d)
DocuSign Inc.	628,342	9,117,242	(b)(c)(d)
Total Information Technology		22,586,815
Total Preferred Stocks (Cost — $32,563,515)		26,700,334
Total Investments before Short-Term Investments (Cost — $2,495,544,293)		3,180,871,185

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2015 Annual Report

ClearBridge Small Cap Growth Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.7%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $23,519,350)	0.137%	23,519,350	$23,519,350
Total Investments — 101.0% (Cost — $2,519,063,643#)			3,204,390,535
Liabilities in Excess of Other Assets — (1.0)%			(32,735,899)
Total Net Assets — 100.0%			$3,171,654,636

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2015, the total market value of Affiliated Companies was $104,207,365 and the cost was $100,535,274 (See Note 8).

(b)	Restricted security.

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (see Note 1).

#	Aggregate cost for federal income tax purposes is $2,520,544,424.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	15

Statement of assets and liabilities

October 31, 2015

Assets:
Investments in unaffiliated securities, at value (Cost — $2,418,528,369)	$3,100,183,170
Investments in affiliated securities, at value (Cost — $100,535,274)	104,207,365
Receivable for Fund shares sold	14,451,066
Dividends and interest receivable	343,884
Prepaid expenses	108,632
Total Assets	3,219,294,117

Liabilities:
Payable for Fund shares repurchased	40,581,389
Payable for securities purchased	2,882,420
Investment management fee payable	2,101,844
Service and/or distribution fees payable	348,397
Trustees’ fees payable	21,909
Accrued expenses	1,703,522
Total Liabilities	47,639,481
Total Net Assets	$3,171,654,636

Net Assets:
Par value (Note 7)	$1,160
Paid-in capital in excess of par value	2,471,578,278
Accumulated net investment loss	(19,998,117)
Accumulated net realized gain on investments and written options	34,746,423
Net unrealized appreciation on investments	685,326,892
Total Net Assets	$3,171,654,636

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2015 Annual Report

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class 1	$3,359,667
Class A	$1,029,339,332
Class B	$10,723,178
Class C	$52,658,978
Class FI	$11,971,139
Class R	$92,793,789
Class I	$1,382,509,191
Class IS	$588,299,362

Shares Outstanding:
Class 1	124,200
Class A	38,716,803
Class B	494,342
Class C	2,368,995
Class FI	448,163
Class R	3,548,664
Class I	49,390,639
Class IS	20,890,317

Net Asset Value:
Class 1 (and redemption price)	$27.05
Class A (and redemption price)	$26.59
Class B*	$21.69
Class C*	$22.23
Class FI (and redemption price)	$26.71
Class R (and redemption price)	$26.15
Class I (and redemption price)	$27.99
Class IS (and redemption price)	$28.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.21

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	17

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Dividends	$16,032,302
Interest	93,366
Less: Foreign taxes withheld	(101,821)
Total Investment Income	16,023,847

Expenses:
Investment management fee (Note 2)	27,588,487
Transfer agent fees (Note 5)	5,402,135
Service and/or distribution fees (Notes 2 and 5)	4,617,289
Fund accounting fees	265,880
Trustees’ fees	244,717
Registration fees	146,937
Shareholder reports	79,356
Insurance	56,338
Audit and tax fees	52,366
Legal fees	39,079
Custody fees	15,013
Miscellaneous expenses	22,083
Total Expenses	38,529,680
Net Investment Loss	(22,505,833)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	35,539,974
Investment transactions in affiliated securities	(74,977)
Written options	219,501
Net Realized Gain	35,684,498
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	(46,314,818)
Affiliated investments	(9,276,452)
Change in Net Unrealized Appreciation (Depreciation)	(55,591,270)
Net Loss on Investments and Written Options	(19,906,772)
Decrease in Net Assets from Operations	$(42,412,605)

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment loss	$(22,505,833)	$(18,680,457)
Net realized gain	35,684,498	184,547,666
Change in net unrealized appreciation (depreciation)	(55,591,270)	(26,668,878)
Increase (Decrease) in Net Assets from Operations	(42,412,605)	139,198,331

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(142,600,977)	(79,669,384)
Decrease in Net Assets from Distributions to Shareholders	(142,600,977)	(79,669,384)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	908,379,125	1,863,961,262
Reinvestment of distributions	121,075,489	67,923,868
Cost of shares repurchased	(1,433,043,464)	(1,161,739,901)
Increase (Decrease) in Net Assets from Fund Share Transactions	(403,588,850)	770,145,229
Increase (Decrease) in Net Assets	(588,602,432)	829,674,176

Net Assets:
Beginning of year	3,760,257,068	2,930,582,892
End of year*	$3,171,654,636	$3,760,257,068
*Includes accumulated net investment loss of:	$(19,998,117)	$(1,119,139)

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$28.51	$27.98	$20.28	$17.01	$15.89

Income (loss) from operations:
Net investment loss	(0.16)	(0.17)	(0.11)	(0.08)	(0.14)
Net realized and unrealized gain (loss)	(0.20)	1.43	8.22	3.35	1.26
Total income (loss) from operations	(0.36)	1.26	8.11	3.27	1.12

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$27.05	$28.51	$27.98	$20.28	$17.01
Total return[2]	(1.36)%	4.64%	40.82%	19.22%	7.05%

Net assets, end of year (000s)	$3,360	$3,740	$4,155	$3,333	$3,260

Ratios to average net assets:
Gross expenses	1.00%	1.20%	1.28%	1.37%	1.40%
Net expenses[3]	1.00	1.20	1.21 [4]	1.07 [4]	1.11 [4]
Net investment loss	(0.56)	(0.63)	(0.45)	(0.41)	(0.80)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual fund operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not to exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$28.11	$27.61	$20.02	$16.84	$15.77

Income (loss) from operations:
Net investment loss	(0.22)	(0.19)	(0.14)	(0.12)	(0.18)
Net realized and unrealized gain (loss)	(0.20)	1.42	8.14	3.30	1.25
Total income (loss) from operations	(0.42)	1.23	8.00	3.18	1.07

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$26.59	$28.11	$27.61	$20.02	$16.84
Total return[2]	(1.60)%	4.59%	40.80%	18.88%	6.79%

Net assets, end of year (000s)	$1,029,339	$1,385,983	$1,281,477	$494,454	$447,192

Ratios to average net assets:
Gross expenses	1.24%	1.26%	1.24%	1.32%	1.36%
Net expenses	1.24 [3]	1.24 [3,4]	1.24 [3]	1.32	1.36
Net investment loss	(0.81)	(0.68)	(0.60)	(0.65)	(1.04)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$23.36	$23.30	$17.13	$14.56	$13.77

Income (loss) from operations:
Net investment loss	(0.42)	(0.38)	(0.29)	(0.28)	(0.31)
Net realized and unrealized gain (loss)	(0.15)	1.17	6.87	2.85	1.10
Total income (loss) from operations	(0.57)	0.79	6.58	2.57	0.79

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$21.69	$23.36	$23.30	$17.13	$14.56
Total return[2]	(2.61)%	3.52%	39.37%	17.65%	5.74%

Net assets, end of year (000s)	$10,723	$16,302	$24,746	$23,693	$27,660

Ratios to average net assets:
Gross expenses	2.26%	2.27%	2.26%	2.34%	2.34%
Net expenses	2.26 [3]	2.27 [3]	2.26 [3]	2.34	2.34
Net investment loss	(1.82)	(1.67)	(1.47)	(1.70)	(2.03)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$23.84	$23.70	$17.37	$14.73	$13.92

Income (loss) from operations:
Net investment loss	(0.35)	(0.33)	(0.25)	(0.25)	(0.30)
Net realized and unrealized gain (loss)	(0.16)	1.20	6.99	2.89	1.11
Total income (loss) from operations	(0.51)	0.87	6.74	2.64	0.81

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$22.23	$23.84	$23.70	$17.37	$14.73
Total return[2]	(2.29)%	3.81%	39.75%	17.92%	5.82%

Net assets, end of year (000s)	$52,659	$65,841	$73,290	$46,347	$50,760

Ratios to average net assets:
Gross expenses	1.95%	1.99%	1.97%	2.17%	2.25%
Net expenses	1.95 [3]	1.99 [3]	1.97 [3]	2.17	2.25
Net investment loss	(1.51)	(1.41)	(1.25)	(1.53)	(1.94)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$28.23	$27.73	$20.11	$16.91	$15.84

Income (loss) from operations:
Net investment loss	(0.22)	(0.20)	(0.14)	(0.12)	(0.18)
Net realized and unrealized gain (loss)	(0.20)	1.43	8.17	3.32	1.25
Total income (loss) from operations	(0.42)	1.23	8.03	3.20	1.07

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$26.71	$28.23	$27.73	$20.11	$16.91
Total return[2]	(1.60)%	4.61%	40.72%	18.92%	6.76%

Net assets, end of year (000s)	$11,971	$16,925	$12,426	$5,675	$2,933

Ratios to average net assets:
Gross expenses	1.21%	1.26%	1.28%	1.40%	1.50%
Net expenses[3]	1.21	1.26 [4]	1.27 [4]	1.34 [4]	1.34 [4]
Net investment loss	(0.78)	(0.73)	(0.61)	(0.64)	(1.02)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$27.73	$27.31	$19.85	$16.73	$15.69

Income (loss) from operations:
Net investment loss	(0.29)	(0.26)	(0.20)	(0.15)	(0.21)
Net realized and unrealized gain (loss)	(0.19)	1.41	8.07	3.27	1.25
Total income (loss) from operations	(0.48)	1.15	7.87	3.12	1.04

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$26.15	$27.73	$27.31	$19.85	$16.73
Total return[2]	(1.85)%	4.34%	40.49%	18.65%	6.63%

Net assets, end of year (000s)	$92,794	$105,205	$84,555	$23,562	$12,921

Ratios to average net assets:
Gross expenses	1.49%	1.51%	1.47%	1.54%	1.56%
Net expenses[3]	1.49	1.50 [4]	1.46 [4]	1.53 [4]	1.52 [4]
Net investment loss	(1.05)	(0.95)	(0.87)	(0.80)	(1.21)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$29.44	$28.79	$20.78	$17.40	$16.21

Income (loss) from operations:
Net investment loss	(0.14)	(0.11)	(0.09)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	(0.21)	1.49	8.51	3.41	1.29
Total income (loss) from operations	(0.35)	1.38	8.42	3.38	1.19

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$27.99	$29.44	$28.79	$20.78	$17.40
Total return[2]	(1.28)%	4.93%	41.34%	19.43%	7.34%

Net assets, end of year (000s)	$1,382,509	$1,619,438	$1,184,864	$194,392	$78,316

Ratios to average net assets:
Gross expenses	0.91%	0.91%	0.90%	0.90%	0.85%
Net expenses[3]	0.91	0.91	0.90	0.90	0.85
Net investment loss	(0.47)	(0.37)	(0.36)	(0.14)	(0.54)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$29.57	$28.88	$20.83	$17.43	$16.23

Income (loss) from operations:
Net investment loss	(0.10)	(0.08)	(0.02)	(0.03)	(0.09)
Net realized and unrealized gain (loss)	(0.21)	1.50	8.48	3.43	1.29
Total income (loss) from operations	(0.31)	1.42	8.46	3.40	1.20

Less distributions from:
Net realized gains	(1.10)	(0.73)	(0.41)	—	—
Total distributions	(1.10)	(0.73)	(0.41)	—	—

Net asset value, end of year	$28.16	$29.57	$28.88	$20.83	$17.43
Total return[2]	(1.14)%	5.06%	41.43%	19.51%	7.39%

Net assets, end of year (000s)	$588,299	$546,823	$265,070	$160,605	$164,630

Ratios to average net assets:
Gross expenses	0.78%	0.78%	0.79%	0.80%	0.81%
Net expenses[3]	0.78	0.78	0.79	0.80	0.81
Net investment loss	(0.35)	(0.27)	(0.07)	(0.14)	(0.50)

Portfolio turnover rate	14%	16%	27%	14%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, total annual fund operating expenses for Class lS shares did not exceed total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2015 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and relationships, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2015.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation

28	ClearBridge Small Cap Growth Fund 2015 Annual Report

Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Small Cap Growth Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$3,154,170,851	—	—	$3,154,170,851
Preferred stocks	—	—	$26,700,334	26,700,334
Total long-term investments	$3,154,170,851	—	$26,700,334	$3,180,871,185
Short-term investments†	23,519,350	—	—	23,519,350
Total investments	$3,177,690,201	—	$26,700,334	$3,204,390,535

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

30	ClearBridge Small Cap Growth Fund 2015 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

ClearBridge Small Cap Growth Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

As of October 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$3,151,967	—	$(3,151,967)
(b)	474,888	$(474,888)	—

(a)	Reclassifications are due to a tax net operating loss.

(b)

Reclassifications are due to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of various items.

32	ClearBridge Small Cap Growth Fund 2015 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA , ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI and Class R shares did not exceed 1.28%, 2.30%, 2.09%, 1.35% and 1.60%, respectively. Effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class IS shares did not exceed 1.00% and 0.90%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

ClearBridge Small Cap Growth Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $57,166 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$256	$2,552	$886

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$488,914,081
Sales	851,311,105

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$907,604,776
Gross unrealized depreciation	(223,758,665)
Net unrealized appreciation	$683,846,111

During the year ended October 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2014	—	—
Options written	2,817	$396,101
Options closed	—	—
Options exercised	(1,762)	(176,600)
Options expired	(1,055)	(219,501)
Written options, outstanding as of October 31, 2015	—	—

34	ClearBridge Small Cap Growth Fund 2015 Annual Report

4. Derivative instruments and hedging activities

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2015. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$219,501

During the year ended October 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$18,909

†	At October 31, 2015, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$8,272
Class A	$3,301,731	2,878,028
Class B	138,882	67,919
Class C	621,435	108,804
Class FI	39,313	29,953
Class R	515,928	223,104
Class I	—	2,074,281
Class IS	—	11,774
Total	$4,617,289	$5,402,135

ClearBridge Small Cap Growth Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Realized Gains:
Class 1	$143,616	$105,938
Class A	53,446,702	34,705,624
Class B	734,162	751,863
Class C	3,003,211	2,245,816
Class FI	642,837	307,892
Class R	4,103,271	2,371,989
Class I	60,474,231	31,881,271
Class IS	20,052,947	7,298,991
Total	$142,600,977	$79,669,384

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	5,192	$143,616	3,932	$106,002
Shares repurchased	(12,185)	(343,673)	(21,225)	(594,316)
Net decrease	(6,993)	$(200,057)	(17,293)	$(488,314)

Class A
Shares sold	10,942,282	$301,446,270	19,439,438	$539,012,287
Shares issued on reinvestment	1,804,685	49,178,557	1,240,903	32,995,604
Shares repurchased	(23,341,391)	(635,412,059)	(17,784,061)	(485,256,346)
Net increase (decrease)	(10,594,424)	$(284,787,232)	2,896,280	$86,751,545

Class B
Shares sold	3,557	$80,112	8,658	$202,956
Shares issued on reinvestment	32,640	732,121	33,686	750,870
Shares repurchased	(239,810)	(5,499,382)	(406,505)	(9,297,632)
Net decrease	(203,613)	$(4,687,149)	(364,161)	$(8,343,806)

Class C
Shares sold	177,729	$4,164,146	436,209	$10,173,307
Shares issued on reinvestment	108,615	2,489,458	83,273	1,890,282
Shares repurchased	(679,351)	(15,853,808)	(850,036)	(19,770,996)
Net decrease	(393,007)	$(9,200,204)	(330,554)	$(7,707,407)

36	ClearBridge Small Cap Growth Fund 2015 Annual Report

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class FI
Shares sold	88,083	$2,456,391	374,997	$10,317,179
Shares issued on reinvestment	23,487	642,837	11,532	307,891
Shares repurchased	(263,060)	(7,065,757)	(235,056)	(6,506,014)
Net increase (decrease)	(151,490)	$(3,966,529)	151,473	$4,119,056

Class R
Shares sold	661,667	$18,153,934	1,546,875	$42,500,409
Shares issued on reinvestment	142,858	3,837,170	86,360	2,270,420
Shares repurchased	(1,050,037)	(28,772,152)	(934,672)	(25,132,718)
Net increase (decrease)	(245,512)	$(6,781,048)	698,563	$19,638,111

Class I
Shares sold	13,644,689	$399,830,656	31,661,198	$917,531,898
Shares issued on reinvestment	1,540,074	44,046,111	804,849	22,342,607
Shares repurchased	(20,806,322)	(607,376,095)	(18,612,808)	(530,344,716)
Net increase (decrease)	(5,621,559)	$(163,499,328)	13,853,239	$409,529,789

Class IS
Shares sold	6,198,250	$182,247,616	12,022,770	$344,223,226
Shares issued on reinvestment	696,090	20,005,619	260,595	7,260,192
Shares repurchased	(4,494,410)	(132,720,538)	(2,971,203)	(84,837,163)
Net increase	2,399,930	$69,532,697	9,312,162	$266,646,255

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2015:

	Affiliate Value at 10/31/14	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/15	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
LivePerson Inc.	$52,001,093	—	—	$7,748,993	576,010	—	$23,674,381	$(295,393)
MINDBODY Inc.*	—	$13,633,160	991,850	—	—	—	15,512,534	—
Primus Guaranty Ltd.**	291,808	—	—	211,228	1,122,337	—	—	211,228
Trex Co. Inc.*	—	9,589,237	242,822	1,390,800	34,820	—	65,020,450	9,188
	$52,292,901	$23,222,397	1,234,672	$9,351,021	1,733,167	—	$104,207,365	$(74,977)

*	This security was not an affiliate company as of 10/31/14.

**	This security is no longer an affiliate company as of 10/31/15.

ClearBridge Small Cap Growth Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/2015	Value per Share	Percent of Net Assets	Distributions Received
AppDynamics Inc., Series E Shares	690,354	7/14	$6,836,023	$9,216,226	$13.35	0.29%	—
Datastax Inc.	891,687	8/14	6,399,994	4,253,347	4.77	0.13	—
DocuSign Inc.	628,342	4/15	11,996,997	9,117,242	14.51	0.29	—
Turn Inc., Series E Shares	878,957	12/13	7,330,501	4,113,519	4.68	0.13	—
			$32,563,515	$26,700,334		0.84%

10. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31 2015, the Fund had redemptions in-kind with total proceeds in the amount of $39,190,510. The net realized gains on these redemptions in-kind amounted to $19,579,476, which will not be realized for tax purposes.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$21,888,185	$4,103,785
Net long-term capital gains	120,712,792	75,565,599
Total distributions paid	$142,600,977	$79,669,384

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$36,227,204
Other book/tax temporary differences(a)	(19,998,117)
Unrealized appreciation (depreciation)(b)	683,846,111
Total accumulated earnings (losses) — net	$700,075,198

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

38	ClearBridge Small Cap Growth Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Small Cap Growth Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Small Cap Growth Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2015

ClearBridge Small Cap Growth Fund 2015 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

40	ClearBridge Small Cap Growth Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

42	ClearBridge Small Cap Growth Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Small Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

44	ClearBridge Small Cap Growth Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Small Cap Growth Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/10/2014
Payable date:	12/11/2014
Ordinary income:
Qualified dividend income for individuals	49.62%
Dividends qualifying for the dividends
received deduction for corporations	47.75%
Qualified short-term capital gain dividend*	$0.168250
Long-term capital gain dividend	$0.927870
*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

46	ClearBridge Small Cap Growth Fund

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/15 SR15-2648

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2015